UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UTZ BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email was shared by Utz Brands, Inc. (the “Company”) with the Company’s employees on October 30, 2026.

UTZ CEO Announcement All-Associate Email

Subject: An Important Leadership Update

To all Utz Associates,

I wanted to share an important update ahead of the closing of our transaction with Intersnack Group, which we expect to occur before the end of November. I share this news with you as the current Chairperson of the public company Utz Brands, Inc. (“UBI” or “Public Company Utz”) Board of Directors (the “UBI Board”) and as the future Executive Chairperson of the private company that is being formed in partnership with Intersnack Group – Utz Brands Holdings, LLC (“UBH” or “Private Company Utz”).

After leading UBI for nearly four years, in connection with the company’s return to being a private company, Howard Friedman has decided that he will conclude his tenure as CEO soon after the transaction closes.

Howard has been working with the UBI Board and the future Private Company Utz Board to make sure that we have a seamless transition of leadership, and we are grateful for that collaboration as well as his commitment, leadership and contributions to the company. During his tenure, Howard helped guide UBI through an important period of growth and efficiency gains. Our reach into the natural channel through Boulder Canyon and the ongoing optimization of our Supply Chain were accomplished under his leadership. We are very grateful for the impact he has had on our people, our business, and our continued growth. I know Howard is planning his own communication to you as we get closer to his anticipated November 30 departure date, but I wanted to make sure you heard this news directly from me today.

John Lindeman will become the CEO of UBH effective December 1. John is very familiar with the company having served on the UBI Board throughout our time as Public Company Utz. John is a Pennsylvania native and has most recently served as the President and CEO of Calavo Growers, Inc. He previously served as CEO and CFO of Hydrofarm Holdings Group, Inc. and prior to that as the CFO of Calavo Growers, Inc. I am confident that John has the skills and expertise to lead Utz as we lay the groundwork for our next chapter as UBH. John and Howard plan to work closely together over the next weeks to support continuity and ensure a smooth transition of the company from public to private. In the meantime, we are counting on everyone to stay focused on serving our customers, supporting our people and continuing to build on the momentum we have created together.

Please join me in thanking Howard for his leadership and contributions to UBI, and in supporting John as he prepares to assume the role of CEO of the future Private Company Utz.

Dylan Lissette

Board Chairperson, UBI

Future Executive Board Chairperson, UBH/Private Company Utz

Important Additional Information and Where To Find It

In connection with the proposed transactions, UBI has filed with the U.S. Securities and Exchange Commission (the “SEC”) its definitive proxy statement on Schedule 14A (as it may be supplemented from time to time, the “Definitive Proxy Statement”), and UBI and other filing persons have filed with the SEC a transaction statement on Schedule 13E-3 (as amended from time to time, the “Schedule 13E-3”). UBI may also file other documents with the SEC regarding the proposed transactions. This communication is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3, or any other document which UBI has filed or may file with the SEC. The Definitive Proxy Statement and the associated proxy card have been mailed to UBI’s stockholders of record as of the close of business on September 28, 2026. BEFORE

MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS, INVESTORS AND SECURITY HOLDERS OF UBI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY DO OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO. Stockholders of UBI may obtain free copies of the Definitive Proxy Statement, the Schedule 13E-3, any amendments or supplements thereto, and other documents containing important information about UBI and the proposed transactions through the website maintained by the SEC at www.sec.gov. In addition, stockholders of UBI may obtain free copies of such documents by accessing the Investor Relations portion of UBI’s website at https://investors.utzsnacks.com/investors/.

Participants in the Solicitation

UBI and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of UBI is set forth (i) in UBI’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March 12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here), (iii) in the Statement of Changes in Beneficial Ownership on Form 4 filed by Jason K. Giordano on October 16, 2026 (which is available here), and (iv) in the Definitive Proxy Statement (as supplemented by the Current Report on Form 8-K filed on the date hereof), including under the sections “Special Factors — Interests of Utz’s Directors and Executive Officers in the Transactions”, “Special Factors — Intent of Utz’s Directors and Executive Officers to Vote in Favor of the Transactions”, “Important Information Regarding Utz and Company LLC — Directors and Executive Officers; Managing Member”, “Important Information Regarding Utz and Company LLC — Security Ownership of Certain Beneficial Owners and Management”, “Important Information Regarding Utz and Company LLC — Transactions in Utz Common Stock” and “Important Information Regarding Utz and Company LLC — Past Contacts, Transactions, Negotiations and Agreements” (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes have been or will be set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication, the documents to which UBI refers you in this communication, and information included in oral statements or other written statements made or to be made by UBI or on UBI’s behalf contain forward-looking statements, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transactions, as well as certain matters to occur following the closing of the proposed transactions, including the appointment of Mr. Lindeman to the office of Chief Executive Officer of UBH and the expected departure of Mr. Friedman from his employment with UBI and its subsidiaries. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (1) the risk that the proposed transactions may not be completed in a timely manner, or at all, including because required stockholder approvals or other closing conditions are not satisfied or waived; (2) the effects of the announcement and pendency of the proposed transactions on UBI’s business, employees and relationships with customers, suppliers, independent operators and other business partners, including the diversion of management’s attention and the restrictions on the conduct of UBI’s business under the interim operating covenants; (3) the significant transaction costs Utz has incurred and expects to continue to incur, whether or not the transactions are completed; (4) litigation relating to the proposed transactions, including injunctions or other orders that could delay or prevent their completion; (5) the limitations on UBI’s ability to pursue alternative transactions and UBI’s obligation to pay a termination fee in specified circumstances; and (6) the loss of the opportunity for holders of class A common stock of UBI to participate in any future growth of the surviving corporation if the transactions are completed. In addition, a description of certain other factors that could affect UBI’s business, financial condition, or results of operations is included in UBI’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect UBI’s good faith beliefs, assumptions, and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and Utz undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.